UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

Nkarta, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39370	47-4515206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 102 South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 407-1049

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKTX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The 2023 annual meeting of stockholders (the “Annual Meeting”) of Nkarta, Inc. (the “Company”) was held on June 7, 2023, at which stockholders approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation to provide for exculpation of officers as permitted by the Delaware General Corporation Law. The Amendment became effective immediately upon filing with the Secretary of State of the State of Delaware on June 7, 2023. The Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of the voting at the Annual Meeting are set forth below.

Election of Directors. The stockholders elected the following three Class III directors to serve until the Company’s 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Ali Behbahani, M.D., M.B.A.	27,251,721	12,707,216	3,405,710
Zachary Scheiner, Ph.D.	37,487,361	2,471,576	3,405,710

Ratification of Appointment of Ernst & Young LLP. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
43,354,641	6,927	3,079	—

Approval of Amendment to Certificate of Incorporation. The stockholders approved the amendment of the Company's Certificate of Incorporation to provide for exculpation of officers as permitted by the Delaware General Corporation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
38,837,270	1,113,073	8,594	3,405,710

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nkarta, Inc.

Date: June 9, 2023	By:	/s/ Alicia Hager
Alicia J. Hager, J.D., Ph.D.
Chief Legal Officer